                                                                       EXHIBIT 1
                                                                       ---------

                        SEI INSTITUTIONAL MANAGED TRUST
                           Large Cap Value Portfolio
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 20, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Large Cap Value Portfolio (the "Portfolio") of SEI Institutional Managed Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Wednesday, March 20, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Portfolio, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the selection of Union Bank of California, N.A. ("UBOC") as investment sub-adviser to the Trust's Large Cap Value Portfolio and to approve a new investment sub-advisory agreement between SEI Financial Management Corporation ("SFM"), the investment adviser to the Portfolio, and UBOC relating to the Portfolio.

          _____  FOR          _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                         ----------------------------------
                                              Signature of Shareholder


                                         ----------------------------------
                                              Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                        SEI INSTITUTIONAL MANAGED TRUST

                            Equity Income Portfolio
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 20, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Equity Income Portfolio (the "Portfolio") of SEI Institutional Managed Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Wednesday, March 20, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Portfolio, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

2. To approve the selection of Union Bank of California, N.A. ("UBOC") as investment sub-adviser to the Trust's Equity Income Portfolio and to approve a new investment sub-advisory agreement between SEI Financial Management Corporation ("SFM"), the investment adviser to the Portfolio, and UBOC relating to the Portfolio.

          _____  FOR          _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                          --------------------------------
                                              Signature of Shareholder


                                          --------------------------------
                                              Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.